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                                                                    EXHIBIT 24.1

                                MANOR CARE, INC.

                                Power of Attorney
                           of Director and/or Officer

         Each of the undersigned directors and/or officers of Manor Care, Inc. does hereby make, constitute, and appoint R. Jeffrey Bixler and Geoffrey G. Meyers, each of the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of the undersigned and in each undersigned's name, place, and stead in any and all capacities, to sign and affix each of the undersigned's name as such director and/or officer of Manor Care, Inc. to:

         (i) the Annual Report on Form 10-K/A or other applicable form for the fiscal year ended December 31, 2000 and any and all amendments thereto that are to be filed by Manor Care, Inc. with the Securities and Exchange Commission, Washington, D.C., and file the same, with all exhibits thereto, with said Commission; and

         (ii) a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by Manor Care, Inc. with the Securities and Exchange Commission, Washington, D.C. in connection with the registration under the Act of securities proposed to be exchanged for securities issued privately by Manor Care, Inc. and guaranteed by certain guarantors, and file the same, with all exhibits thereto and other supporting documents pertaining to the registration of the securities covered thereby, with said Commission, granting unto said attorneys-in-fact and agents, and each or any of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
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         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney this 25th day of April, 2001.


                                           /s/ Stewart Bainum, Jr
                                           -------------------------------
                                           Stewart Bainum, Jr.


                                           /s/ Joseph H. Lemieux
                                           -------------------------------
                                           Joseph H. Lemieux


                                           /s/ William H. Longfield
                                           -------------------------------
                                           William H. Longfield


                                           /s/ Frederic V. Malek
                                           -------------------------------
                                           Frederic V. Malek


                                           /s/ Geoffrey G. Meyers
                                           -------------------------------
                                           Geoffrey G. Meyers


                                           /s/ Spencer C. Moler
                                           -------------------------------
                                           Spencer C. Moler


                                           /s/ Paul A. Ormond
                                           -------------------------------
                                           Paul A. Ormond
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                                            /s/ John T. Schwieters
                                            ------------------------------
                                            John T. Schwieters


                                            /s/ Robert G. Siefers
                                            ------------------------------
                                            Robert G. Siefers


                                            /s/ M. Keith Weikel
                                            ------------------------------
                                            M. Keith Weikel


                                            /s/ Gail R. Wilensky
                                            ------------------------------
                                            Gail R. Wilensky


                                            /s/ Thomas L. Young
                                            ------------------------------
                                            Thomas L. Young